Going Concern Considerations	12 Months Ended
Dec. 31, 2011
Going Concern Considerations

NOTE 2 – GOING CONCERN CONSIDERATIONS

The report of the Company’s independent registered public accounting firm for the year ended December 31, 2011 contains an explanatory paragraph as to the Company’s ability to continue as a going concern primarily because (i) the Company reported significant losses during 2011 and 2010 and (ii) the Company has not sufficiently demonstrated its ability to meet the capital requirements set forth in the Order (See note 11) or its ability to meet its obligations under a loan agreement that it has entered into with an unaffiliated third party lender.

The losses reported by the Company during 2011 and 2010 were primarily due to large provisions for loan losses and the establishment of valuation allowances against the Company’s deferred tax asset. Prior to sustaining these losses, the Company had a history of profitable operations. The Company’s return to profitable operations is contingent in part on the economic recovery in its market area and the stability of collateral values of the real estate that secures many of its loans. It is difficult to predict when the local economy will fully recover and the impact of that recovery on the Company’s operations. Therefore, the Company cannot predict the timing of its return to profitable operations.

In addition, the Company remains subject to the provisions of the Order and a loan agreement that it has entered into with an unaffiliated third party lender. The Order requires the Bank to achieve Tier 1 capital at least equal to 8% of total assets and total capital at least equal to 12% of risk-weighted assets. The Company’s loan with the unaffiliated third party, which had a fixed rate of 6.0% and an outstanding balance of $1.3 million at December 31, 2011, is secured by all of the outstanding capital stock of the Bank. As of December 31, 2011, the Company has made all required interest payments on the outstanding principal amounts on a timely basis. As a condition of the Company’s loan agreement, the Bank must maintain a nonperforming assets-to-tangible-capital ratio of not more than 65% measured quarterly and not incur a net loss of more than $250,000 for the calendar year ended December 31, 2010. As of December 31, 2011, the Company was not in compliance with the debt covenants set forth in the loan agreement. On May 3, 2012, the Company and the lender entered into a forbearance agreement pursuant to which the lender agreed to accept $900,000, plus accrued interest, attorney’s fees and other costs, as full satisfaction of the indebtedness provided that such payment are made by the Company to the lender on or before July 30, 2012. In addition, upon receipt of the payment, all of the liens on and security interests in favor of the lender under the loan documents shall be automatically terminated and released and all indebtedness shall be deemed fully satisfied. See Note 8 for additional information regarding the third party loan.

The Company has evaluated all options to increase its capital levels and is currently engaged in preliminary negotiations with various third parties regarding the raising of additional capital. If the Company cannot raise additional capital, it may not be able to sustain further deterioration in its financial condition and other regulatory actions may be taken. As of the date of the report of the Company’s independent registered public accounting firm, the Company has not entered into a definitive agreement regarding the raising of additional capital and no assurances can be made that the Company will ultimately enter into such an agreement. Although not currently planned, realization of assets in other than the ordinary course of business in order to meet liquidity needs could incur losses not reflected in these financial statements.